UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☒	Definitive proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

TECHNICAL COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒        No fee required

☐         Fee computed on table below per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

(1)        Title of each class of securities to which transaction applies:

(2)        Aggregate number of securities to which transactions applies:

(3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)        Proposed maximum aggregate value of transaction:

(5)        Total fee paid:

☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)        Amount previously paid:

(2)        Form, schedule or registration statement no.:

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(4)        Date filed:

[1]	Set forth the amount on which the filing fee is calculated and state how it was determined.

TECHNICAL COMMUNICATIONS CORPORATION

Notice of Annual Meeting of Stockholders
To Be Held February 10, 2003

To our Stockholders:

Notice is hereby given that the 2003 Annual Meeting of Stockholders (the “Meeting”) of Technical Communications Corporation, a Massachusetts corporation (the “Company”), will be held at the offices of the Company, 100 Domino Drive, Concord, Massachusetts 01742, at 10:00 a.m., on Monday, February 10, 2003:

1.	To elect two (2) Class III Directors named herein, to serve for a term of three (3) years or until their successors have been duly elected and qualified;

2.	To ratify the selection of the firm of Grant Thornton LLP as auditors for the Company for the fiscal year ending September 27, 2003; and

3.	To consider and act upon such other business and matters or proposals as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record on the books of the Company at the close of business on December 13, 2002, are entitled to notice of and to vote at the Meeting.

Whether or not you expect to attend the Meeting, please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person.

All stockholders are cordially invited to attend the Meeting.

By Order of the Board of Directors,

Edward E. Hicks, Clerk

Concord, Massachusetts
January 8, 2003

It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

TECHNICAL COMMUNICATIONS CORPORATION

PROXY STATEMENT
FOR
2003 ANNUAL MEETING OF STOCKHOLDERS

February 10, 2003

Proxies enclosed with this proxy statement are solicited by and on behalf of the Board of Directors (the “Board of Directors”) of Technical Communications Corporation, a Massachusetts corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of the Company, 100 Domino Drive, Concord, Massachusetts 01742, at 10:00 a.m., on Monday, February 10, 2003, and at any adjournments thereof.

Shares Outstanding and Voting Procedures

Only holders of record of outstanding shares of the Company’s Common Stock as of the close of business on December 13, 2002, are entitled to notice of and to vote at the Meeting.

As of December 13, 2002, there were 1,335,127 shares of the Company’s Common Stock outstanding and entitled to vote. The shares of Common Stock are the only voting securities of the Company. Stockholders are entitled to cast one vote for each share held of record.

If the enclosed proxy is properly marked, signed, and returned in time to be voted at the Meeting, and is not subsequently revoked, the shares represented by proxy will be voted in accordance with the instructions marked thereon. The proxy is in ballot form so that a specification may be made: (i) to grant or withhold authority to vote for the election of Directors.

SIGNED PROXIES RETURNED TO THE COMPANY AND NOT MARKED TO THE CONTRARY WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH IN THE PROXY. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Clerk of the Company. Stockholders attending the Meeting may also revoke their proxies by voting in person at the Meeting.

The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

It is expected that this proxy statement and the accompanying proxy, and an Annual Report to Stockholders, containing financial statements for the fiscal year ended September 28, 2002, will be mailed to stockholders on or about January 8, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of December 13, 2002, the ownership of common stock of the Company by any person or group who is known to the Company to be the beneficial owner of more than 5% of the Company’s common stock outstanding and entitled to vote as of such date.

Name and Address	Beneficial Ownership (Number of Shares)(1)	Percent of Class(1)
Royce & Associates, Inc. c/o Charles M. Royce 1414 Avenue of the Americas New York, NY 10019	96,700(2)	7.2	%(2)

(1)
Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Information with respect to beneficial ownership is based upon information furnished by each stockholder to the Company directly or to the Securities and Exchange Commission (“SEC”).

(2)
The nature of ownership of Royce & Associates, Inc. (“Royce”) as set forth herein is based upon their Schedule 13G filed on February 12, 2002, with the SEC. Royce in its capacity as investment advisor may be deemed the beneficial owner of the 96,700 shares indicated in the above table, which shares are owned by numerous clients of Royce. Mr. Royce disclaims beneficial ownership of the 96,700 shares owned by Royce.

I.    ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW.

A.    Number of and Nominees for Directors

It is the intention of the persons named as proxies to vote the proxies, unless authority to vote is specifically withheld, to elect as Class III Directors, Mr. Carl H. Guild, Jr., and Mr. Thomas E. Peoples. These nominees for director will be elected to hold office until the 2006 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. The Board of Directors knows of no reason why such nominees should be unable or unwilling to serve, but, if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number. Mr. Guild is currently the Chief Executive Officer, President and Chairman of the Board of Directors of the Company, and has been a director since 1997. Mr. Peoples is currently a director of the Company, and has been a director since 1998.

The following table sets forth the year each current director first became a director, the position currently held by each director with the Company, their principal occupation during the past five years, any other directorships held by such person in any company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940, as amended, and their age. The terms of the Class I Directors expire at the 2004 Annual Meeting of Stockholders; the terms of the Class II Directors expire at the 2005 Annual Meeting of Stockholders; and the terms of the Class III Directors expire at the 2006 Annual Meeting of Stockholders. The following table is as of December 13, 2002.

Name and Year First Became a Director (1)	Positions and Offices with the Company	Age	Amount and Nature of Beneficial Ownership (# of shares)(1)		Percent of Class(1)
Mitchell B. Briskin (2) 1998—Class I Director	Director	43	8,456	(3)	*

David A. B. Brown (4) 1998—Class II Director	Director	59	21,175	(5)	1.30%

Robert T. Lessard (6) 1997—Class II Director	Director	62	10,798	(7)	*

Carl H. Guild, Jr. (8) 1997—Class III Director	Director, Chairman of the Board, Chief Executive Officer, and President	58	224,048	(9)	13.8%

Donald Lake (10) 1998—Class III Director	Director	58	9,251	(11)	*

Thomas E. Peoples (12) 1998—Class III Director	Director	54	9,006	(13)	*

Non-Director Officers

John I. Gill (14)	Executive Vice President	63	45,051	(15)	2.8%

Michael P. Malone (16)	Chief Financial Officer, Treasurer and Asst. Clerk	43	29,002	(17)	1.8%

All directors, director nominees and officers as a group (8 persons)			356,787	(18)	21.9%

*	Holds less than one (1) percent of the outstanding common stock
(1)
Unless otherwise indicated, each of the persons named in the table has sole voting and investment powers with respect to the shares set forth opposite such person’s name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned plus shares that may be acquired by such person or group within sixty days of December 13, 2002, upon the exercise of stock options. Unless otherwise indicated herein, none of the persons named in this table is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. None of the persons named in the table, nor any of their respective associates have any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. Except as otherwise described herein, none of the persons named in this table own any security of the Company of record but not beneficially. The address of Messrs., Briskin, Brown, Lessard, Guild, Lake, Peoples, Gill and Malone is c/o Technical Communications Corporation, 100 Domino Drive, Concord, Massachusetts 01742.

(2)
Mr. Briskin, is a Principal at Stonebridge Associates, an investment bank, where he has worked since 1999. Formerly, Mr. Briskin was a Principal at Concord Investment Partners from 1997 to 1999. From 1996 to 1997 Mr. Briskin was attending Harvard Business School. From 1990 to 1995, Mr. Briskin was General Manager at General Chemical Corporation; previously, he was a lawyer with Patterson, Belknap, Webb & Tyler in New York City.

(3)	Includes an aggregate of 4,278 shares issuable upon the exercise of various stock options.
(4)
Mr. Brown joined the Board of Directors in November, 1998. Since 1984, Mr. Brown has been the President of The Windsor Group, Inc., a business consulting firm focused on the oil industry and international operations.

(5)	Includes an aggregate of 4,000 shares issuable upon the exercise of a stock option.
(6)
Mr. Lessard has been employed in a variety of management positions from 1966 through December, 1995, at the U.S. National Security Agency (“NSA”), Department of Defense. During his final two years at NSA, Mr. Lessard was the Group Chief in the Operations Directorate responsible for communications and cryptographic technology. Since his retirement in December 1995, he has represented the Director of the National Security Agency on several special projects.

(7)	Includes an aggregate of 4,945 shares issuable upon the exercise of stock options.
(8)
Mr. Guild was elected Chairman of the Board, Chief Executive Officer and President of the Company on February 12, 2001, positions he had previously held from February 13, 1998 until November 19, 1998. From November 19, 1998, to February 12, 2001, Mr. Guild served as the Company’s Vice-chairman, Chief Executive Officer and President. Mr. Guild was elected to the Board on May 1, 1997, and had been an independent consultant to the Company from that time until February 13, 1998. From 1993 to 1997, he was a Senior Vice President with Raytheon Engineers and Constructors, Inc., a unit of Raytheon Company. Mr. Guild serves as President and Chief Executive Officer of the Company pursuant to an Employment Agreement, as amended with the Company previously filed with the SEC as an Exhibit to the Company’s Form 10-QSB for the quarter ending June 29, 2002.

(9)	Includes an aggregate of 218,695 shares issuable upon the exercise of various stock options.
(10)
Mr. Lake has been a financial consultant focusing on international financial operations related to intelligence and law enforcement activities to various government agencies since 1991. Before initiating his consulting practice, Mr. Lake served as Director of the International Banking Services Division of the American Security Bank in Washington, D.C. Mr. Lake will not be standing for re-election to another term.

(11)	Includes an aggregate of 4,278 shares issuable upon the exercise of stock options.
(12)
Mr. Peoples is currently retired. From October 1999 to December 2001, Mr. Peoples was a Senior Vice President of Gencorp, Inc., a publicly held manufacturer of automotive, polymer, aerospace, and defense products. From 1992 to September 30, 1999, Mr. Peoples was the Vice President for International and Washington Operations of Aerojet, a privately held aerospace and defense contractor. Prior to 1992, Mr. Peoples served as Manager of Business Development for Smart Munitions Programs at Raytheon Company.

(13)	Includes an aggregate of 4,278 shares issuable upon the exercise of stock options.
(14)
Mr. Gill, Executive Vice President since 1995, has been employed by the Company since August 1983. He was Vice President of Manufacturing and Technical Operations from 1989 to 1995. Mr. Gill serves as Executive Vice President of the Company pursuant to an Employment Agreement with the Company previously filed with the SEC as an Exhibit to the Company’s Form 10-QSB for the quarter ending March 31, 2001.

(15)	Includes an aggregate of 25,500 shares issuable upon the exercise of a stock option.
(16)
Mr. Malone, Chief Financial Officer, joined the Company in 1998 as Principal Financial Officer and Treasurer. From 1997 to 1998, he was the Controller at Vasca, Inc., a privately held medical device company. Prior to 1997, Mr. Malone was with Zoll Medical Corporation, a publicly traded medical device company for five years as its Controller and Treasurer. Mr. Malone serves as Chief Financial Officer of the Company pursuant to an Employment Agreement with the Company previously filed with the SEC as an Exhibit to the Company’s Form 10-QSB for the quarter ending March 31, 2001.

(17)	Includes an aggregate of 26,500 shares issuable upon the exercise of a stock option.
(18)	Includes an aggregate of 292,474 shares of common stock issuable upon the exercise of stock options.

A quorum being present, the affirmative vote of the holders of a plurality of the shares of Common Stock voting in person or by proxy at the Meeting is required to elect each director. Thus, abstention or broker non-votes will not be included in the totals and will have no effect on the outcome of the vote.

B.    Meetings of the Board of Directors and Committees

The Board of Directors held four (4) meetings during the twelve months ended September 28, 2002. Each of the directors attended 100% of the aggregate of (a) the total number of meetings of the Board of Directors he was eligible to attend, and (b) the total number of meetings of all committees of the Board of Directors on which he served which were held during fiscal year 2002.

The Audit Committee of the Board, of which Messrs. Briskin, Brown, and Lake were members, held four (4) meetings during fiscal year 2002. The Audit Committee oversees the accounting and tax functions of the Company, recommends to the Board the engagement of independent auditors for the year subject to approval by the stockholders of the Company, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the Company, and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors, with management and the auditors, the Company’s system of internal controls and its accounting and reporting practices.

The Compensation Committee of the Board, of which Messrs. Lessard and Peoples are members, held one (1) meeting during fiscal year 2002. The Compensation Committee reviews and recommends to the Board compensation for the President, the Chairman of the Board, and the outside directors. It also reviews and recommends the adoption, amendment, and implementation of incentive compensation plans, stock option plans, and other employee benefit plans and programs for the Company and the officers and directors of the Company.

During fiscal year 2002, the Company did not have a Nominating Committee or an Operations Committee.

C.    Compensation of Directors

Directors who were not regular employees of the Company received a fee of $1,200 for attendance at all meetings attended during fiscal years 2001 and 2002. In addition, each outside director is the recipient of an annual retainer of $2,800, paid in arrears in quarterly increments of $700. During fiscal years 2001 and 2002, outside directors also received a fee of $500 for each meeting of a committee of the Board of Directors they attended.

At the 2002 Annual Meeting of the Board of Directors, on February 11, 2002, the Company granted 1,000 immediately exercisable stock options to each of the six (6) directors, with a term of five years from the date of grant at an exercise price of $1.182. In addition, the Company granted 500 immediately exercisable stock options to each of the six (6) directors, with a term of five years from the date of grant at an exercise price of $0.01.

D.    Certain Relationships and Related Transactions

Edward E. Hicks, Esq., the Company’s Clerk, is a member of a law firm that provides legal services to the Company. No director or executive officer is related to any other director or executive officer by blood or marriage.

E.    Audit Committee Report

In fulfilling its oversight responsibilities regarding the audit process, the Audit Committee: (i) reviewed and discussed the Fiscal Year 2002 audited financial statements with management of the Company; (ii) discussed with the independent auditors, Grant Thornton, LLP, the matters required to be discussed by Statement on

Accounting Standards No. 61; and (iii) reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence. Based upon the review and discussions referred to above, the Audit Committee recommended that the audited financial statements for the year ended September 28, 2002, be included in the Company’s Annual Report on Form 10-KSB. Messrs. Briskin, Brown, and Lake are the current members of the Audit Committee, and are independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards. The foregoing report has been furnished by the current members of the Audit Committee, Messrs. Briskin, Brown, and Lake.

F.    Executive Compensation and Other Information

SUMMARY COMPENSATION TABLE

Compensation

The following tables set forth certain summary information concerning compensation paid or accrued by the Company during the past three fiscal years to its Chief Executive Officer and the other executive officers of the Company whose annual compensation during fiscal year 2002 exceeded $100,000 (hereafter referred to as the “named executive officers”):

Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation
Carl H. Guild, Jr.	2002	$195,072		$2,616	(1)
Chairman, CEO & President	2001	199,680		7,506	(2)
	2000	195,720	—	9,198	(3)

John I. Gill	2002	$136,774	—	$2,052	(4)
Executive Vice President	2001	135,388	—	2,030	(4)
	2000	126,583	—	1,899	(4)

Michael P. Malone	2002	$122,123	—	$1,832	(5)
Chief Financial Officer	2001	118,320	—	1,774	(5)
	2000	106,734	—	1,601	(5)

(1)	Represents the Company’s 25% match on the first 6% of Mr. Guild’s fiscal year 401(k) contribution.
(2)
Includes income realized upon receipt of Company stock valued at $4,956 as a result of grants on February 12, 2001 and May 3, 2001 by the Company’s Board of Directors and $2,550 representing the Company’s 25% match on the first 6% of Mr. Guild’s fiscal year 401(k) contribution.

(3)
Includes income realized upon receipt of Company stock valued at $6,800 as a result of grants on November 18, 1999, February 7, 2000 and August 3, 2000 by the Company’s Board of Directors and $2,398 representing the Company’s 25% match on the first 6% of Mr. Guild’s 2000 fiscal year 401(k) contribution.

(4)	Represents the Company’s 25% match on the first 6% of Mr. Gill’s fiscal year 401(k) contribution.
(5)	Represents the Company’s 25% match on the first 6% of Mr. Malone’s fiscal year 401(k) contribution.

Stock Options

Set forth below is a Stock Option / SAR Grant table concerning individual grants of stock options and SARs made during fiscal year 2002 to each of the named executive officers.

Options/SAR Grants in Fiscal Year 2002

Name	Number of Securities Underlying Options/ SARs Granted		Percent of Total Options/SARs Granted to Employees in FY 2002(1)	Exercise or Base Price ($/sh)	Expiration Date
Carl H. Guild, Jr.	39,000	(2)	37.7%	$0.90	11/8/11
John I. Gill	22,500	(3)	21.7%	$0.90	11/8/11
Michael P. Malone	22,500	(4)	21.7%	$0.90	11/8/11

(1)	Options to purchase a total of 103,500 shares of the Company’s Common Stock were granted to employees of the Company.
(2)
Common Stock options, 1,500 shares of which were granted to Mr. Guild under the 2001 Plan on February 11, 2002, are exercisable immediately; 37,500 shares of which were granted to Mr. Guild under the 2001 Plan on November 8, 2001, exercisable as follows: 33 1/3% immediately and the remainder at 33 1/3% per year over two years.

(3)	Common Stock options, all of which were granted to Mr. Gill under the 2001 Plan on November 8, 2001, exercisable as follows: 33 1/3% immediately and the remainder at 33 1/3% per year over two years.
(4)	Common Stock options, all of which were granted to Mr. Malone under the 2001 Plan on November 8, 2001, exercisable as follows: 33 1/3% immediately and the remainder at 33 1/3% per year over two years.

Set forth below is a table concerning each exercise of stock options (or tandem SARs) and freestanding SARs during fiscal year 2002 by each of the named executive officers, and the September 28, 2002 value of unexercised options and SARs.

Aggregated Option/SAR Exercises for Fiscal Year Ended September 28, 2002,
and Fiscal Year Option/SAR Values

	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at Fiscal Year End				Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name			Exercisable		Not Exercisable		Exercisable	Not Exercisable
Carl H. Guild, Jr.	500	$195	218,695	(2)	18,750	(3)	—	—
John I. Gill	—	—	25,500	(4)	12,000	(6)	—	—
Michael P. Malone	—	—	26,500	(5)	11,000	(7)	—	—

(1)
Value is based on the difference between the option exercise price and the fair market value on September 28, 2002 ($0.40 per share), multiplied by the number of shares underlying the in-the-money portion of the option. In the money options are those options for which the fair market value of the underlying common stock is greater than the exercise price of the option.

(2)
This represents exercisable grants of options under the 1991 Plan to buy 20,000 shares, granted on May 1, 1997, at the following exercise dates and prices: (i) 4,000 shares on May 1, 1998 at an exercise price of $8.875 per share, (ii) 4,000 shares on May 1, 1999, at an exercise price of $9.76 per share, (iii) 4,000 shares on May 1, 2000, at an exercise price of $10.74 per share, (iv) 4,000 shares on May 1, 2001, at an exercise price of $11.81 per share and (v) 4,000 shares on May 1, 2002, at an exercise price of $12.99 per share; 50,000 shares granted on February 16, 1998, at the following exercise dates and prices, (i) 20,000 shares on February 16, 1998, at an exercise price of $5.000 per share, (ii) 10,000 shares on February 16, 1999, at an exercise price of $6.05 per share, (iii) 10,000 shares on February 16, 2000, at an exercise price of $5.50 and (iv) 10,000 shares on February 16, 2001, at an exercise price of $6.66 per share; 945 shares granted on August 14, 1998, at an exercise price of $5.42 per share; 100,000 shares granted on November 18, 1998, at an exercise price of $4.00 per share; 1,000 shares granted on February 8, 1999, at an exercise price of $3.40 per share; 1,000 shares granted on February 7, 2000, at an exercise price of $5.10 per share and 1,000 shares granted on February 12, 2001, at an exercise price of $1.97 per share; 12,500 shares granted on November 13, 2000, at the following exercise dates and prices (i) 6,250 shares on November 13, 2000, at $2.03 per share, (ii) 6,250 shares on November 13, 2001, at $2.03 per share and (iii) 6,250 shares on November 13, 2002, at $2.03 per share.

Also represents exercisable grants of options under the 2001 Plan to buy 25,000 shares granted on November 8, 2001 at an exercise price of $0.90 per share at the following exercise dates: (i) 12,500 shares on November 8, 2001 and (ii) 12,500 shares on November 8, 2002; 1,000 shares granted on February 11, 2002 at an exercise price of $1.182 per share.

(3)	This represents unexercisable grants of options under the 1991 Plan to buy 6,250 shares granted on November 13, 2000, at $2.03 per share on November 13, 2003.

Also represents unexercisable grants of options under the 2001 Plan to buy 12,500 shares granted on November 8, 2001, at $0.90 per share on November 8, 2003.

(4)
This represents exercisable grants of options under the 1991 Plan to buy 3,000 shares granted on January 24, 2000, at an exercise price of $7.125 per share; 5,000 shares granted on November 13, 2000, at an exercise price of $2.03 per share.

Also represents exercisable grants of options under the 2001 Plan to buy 15,000 shares granted on November 8, 2001 at an exercise price of $0.90 per share at the following exercise dates: (i) 7,500 shares on November 8, 2001 and (ii) 7,500 shares on November 8, 2002.

(5)
This represents exercisable grants of options under the 1991 Plan to buy 4,000 shares granted on November 30, 1998, at an exercise price of $4.00 per share; 7,500 shares granted on November 13, 2000, at an exercise price of $2.03 per share.

Also represents exercisable grants of options under the 2001 Plan to buy 15,000 shares granted on November 8, 2001 at an exercise price of $0.90 per share at the following exercise dates: (i) 7,500 shares on November 8, 2001 and (ii) 7,500 shares on November 8, 2002.

(6)
This represents unexercisable grants of options under the 1991 Plan to buy 2,000 shares granted on January 24, 2000, at $7.125 per share; 1,000 shares each on January 24, 2004, and January 24, 2005, respectively. This also represents unexercisable grants of options under the 1991 Plan to buy 2,500 shares granted on November 13, 2000, at $2.03 per share on November 13, 2003.

Also represents unexercisable grants of options under the 2001 Plan to buy 7,500 shares granted on November 8, 2001, at $0.90 per share on November 8, 2003.

(7)
This represents unexercisable grants of options under the 1991 Plan to buy 1,000 shares granted on November 30, 1998, at $4.00 per share on November 30, 2003. This also represents unexercisable grants of options under the 1991 Plan to buy 2,500 shares granted on November 13, 2000, at $2.03 per share on November 13, 2003.

Also represents unexercisable grants of options under the 2001 Plan to buy 7,500 shares granted on November 8, 2001, at $0.90 per share on November 8, 2003.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of the copies of such forms received and written representations from certain reporting persons that they were not required to file, the Company believes that during fiscal year 2002, its executive officers, directors, and greater-than-ten-percent stockholders complied with all applicable Section 16(a) filing requirements.

II.    RATIFICATION OF SELECTION OF AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF THE SELECTION OF GRANT THORNTON LLP AS AUDITORS.

The Board of Directors has selected the firm of Grant Thornton LLP, independent certified public accountants, to serve as auditors for the fiscal year ending September 27, 2003. A quorum being present, the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on the appointment of the auditors shall be required for approval. Thus, abstentions or broker non-votes will not be included in the totals, and will have no effect on the outcome of the vote.

It is expected that a member of the firm of Grant Thornton LLP will be present at the Meeting and will be available to respond to appropriate questions.

III.    OTHER MATTERS

The Board of Directors of the Company is not aware of any matter, other than those described above that may come before the Meeting. However, if any matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

PROPOSALS OF STOCKHOLDERS

It is currently contemplated that the 2004 Annual Meeting of Stockholders will be held on February 9, 2004. Proposals of stockholders intended to be presented at that annual meeting of stockholders must be received by the Company at its principal executive offices no later than September 1, 2003, for inclusion in the Proxy Statement and Form of Proxy relating to that meeting, and must comply with the applicable requirements of federal securities laws. In order to curtail controversy as to the date on which the Company received a proposal, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

EXPENSES AND SOLICITATION

The cost of the solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mails. Further solicitation of proxies from some stockholders may be personally made by directors, officers, and regular employees of the Company, by telephone, telegraph, or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers, and their custodians, nominees, and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of a nominee. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

ADDITIONAL INFORMATION

The Company will provide, without charge to each stockholder entitled to a vote at the Meeting, a copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ending September 28, 2002. A request for copies of such report should be addressed to the Company at 100 Domino Drive, Concord, Massachusetts 01742, Attention: Investor Relations.

ANNUAL MEETING OF SHAREHOLDERS OF

TECHNICAL COMMUNICATIONS CORPORATION

February 10, 2003

Please date, sign and mail your proxy card	COMPANY NUMBER

in the envelope provided as soon as possible.	ACCOUNT NUMBER

NUMBER OF SHARES

¯ Please detach and mail in the envelope provided. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 THROUGH 16.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of directors:		FOR AGAINST ABSTAIN
NOMINEES
The Board of Directors recommends that you vote FOR the ratification of Grant Thornton LLP.

2. To ratify the selection of the firm of         ☐        ☐            ☐
    Grant Thornton LLP as the Company’s auditors.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

☐ FOR ALL NOMINEES	O Mr. Carl H. Guild, Jr. O Mr. Thomas E. Peoples

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)
This proxy, if properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Items 1 and 2.

Please vote, date and sign on the reverse side, and promptly return in the enclosed envelope.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED. IF NO CHOICE IS INDICATED IT WILL BE VOTED FOR ITEMS 1 AND 2.

INSTRUCTION: To withold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder                                          Date:                         Signature of Shareholder                                     Date:

Note:  This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

TECHNICAL COMMUNICATIONS CORPORATION

Proxy for Annual Meeting of Stockholders

February 11, 2002

The undersigned hereby appoints CARL H. GUILD, JR. and EDWARD E. HICKS, or either of them, the action of both of them voting to be controlling attorneys of the undersigned, with full powers of substitution, with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in TECHNICAL COMMUNICATIONS CORPORATION at the Annual Meeting of Stockholders to be held at 10:00 a.m. on February 10, 2003 and at any adjournments thereof.

(Continued and to be signed on the reverse side)

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